                                            SECURITIES AND EXCHANGE COMMISSION
                                                  Washington, D.C. 20549

                                                         FORM 8-K

                                                      CURRENT REPORT

                                          Pursuant to Section 13 or 15(d) of the
                                              Securities Exchange Act of 1934

                                     Date of Report (Date of earliest event reported):
                                                        July 10, 2000

                                                NET2000 Communications, INC.
                                  (Exact name of registrant as specified in its charter)

               Delaware                                  000-29515                              51-0384995
       (State of incorporation)                  (Commission file number)              (IRS Employer Identification
                                                                                                   No.)

                                                    2180 Fox Mill Road
                                               Herndon, Virginia      20171
                                    (Address of principal executive offices) (Zip code)

                                                       (703) 654-2000
                                              (Registrant's telephone number)
==================================================================================================================================== Item 5.   Other Events.

     On July 7, 2000, Net2000 Communications, Inc. (“Net2000”), by and through its wholly-owned subsidiary Net2000 Communications Group, Inc. (“NCGI”), closed on the acquisition of FreBon International Corporation (“FreBon”), a privately-held provider of interactive video services.

     Net2000 issued a press release announcing the closing on July 10, 2000, which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
     (c)     Exhibits.

          99.1     Press release of Net2000 Communications, Inc., dated July 10, 2000.
SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 10, 2000          Net2000 Communications, Inc.

                                /s/ Clayton A. Thomas, Jr.
                              By:      Clayton A. Thomas, Jr.
                              Title:   Chief Executive Officer
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EXHIBIT INDEX
99.1         Press release of Net2000 Communications, Inc., dated July 10, 2000.

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